Exhibit 10.49

DEVELOPMENT SERVICES AGREEMENT

This Development Services Agreement (this “Agreement”) is entered into as of July 29, 2021 (the “Effective Date”), by and between HUMBL, Inc., a Delaware corporation (“HUMBL”), and Red Rock Development Group, LLC, an Arizona limited liability company (“Red Rock”). The parties hereto may be referred to hereinafter individually as a “Party” and collectively as the “Parties.”

A. HUMBL desires to retain Red Rock to advise HUMBL with respect to the development, operation and tokenization of certain real estate assets.

B. Red Rock desires to provide such services to HUMBL.

NOW, THEREFORE, in consideration of the covenants and agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:

1. Services. Red Rock will advise HUMBL on: (a) the purchase and development of a portfolio of real estate assets (the “Portfolio”); (b) the operation of the Portfolio; and (c) the potential tokenization of the Portfolio in a legally compliant manner (collectively, the “Services”).

2. Share Issuance; Vesting. In consideration for the Services, HUMBL agrees to issue 3,000,000 shares of its common stock to Red Rock (the “Shares”) within forty-five (45) days of the Effective Date. The Shares will be subject to the following vesting schedule: (a) 1,500,000 of the Shares will vest on the issuance date of the Shares; and (b) 125,000 of the Shares will vest on the first day of each month for the next twelve (12) months.

3. Representations and Warranties. Each Party hereto hereby represents and warrants to the other as of the date hereof that:

3.1. It is a duly and validly organized and existing business entity in good standing under the laws of the jurisdiction of its formation, and that it is legally qualified to do business in each jurisdiction in which its activities require such qualification.

3.2. The performance of this Agreement and the consummation of the transactions contemplated herein will not result in any violation of any law, rule, or regulation, or any breach, conflict or violation of any terms or provisions of, or constitute a default under, its formation or governing documents, or any material agreement or instrument to which it is a party, by which it is bound, or to which any of its property is subject.

3.3. All requisite company action has been taken for the due authorization, execution, delivery, and performance of this Agreement by it, and this Agreement constitutes a legally binding obligation, enforceable against such Party, in accordance with its terms, except insofar as enforceability may be limited by bankruptcy, insolvency, reorganization, or similar laws affecting the rights of creditors generally and by general equity principles, including judicial principles affecting the availability of injunctive relief and specific performance.

4. Term; Termination. The term of this Agreement will be for a period of two (2) years beginning on the Effective Date. Either Party may terminate this Agreement upon thirty (30) days’ written notice to the other Party.

5. Publicity. HUMBL may issue a press release announcing this Agreement and the relationship of the Parties.

6. Confidentiality. Each Party acknowledges that in the course of performing this Agreement it may receive information from the other Party that is marked confidential or that, given the nature of the information or the circumstances surrounding its disclosure, reasonably should be considered as confidential, including without limitation intellectual property, code, trade secrets, proprietary information, technical information, agreements, pricing, or customer information (hereinafter “Confidential Information”). If a Party has any reasonable doubt as to whether information is Confidential Information, the Party shall treat such information as Confidential Information until the other Party makes clear in writing that the information in question is not Confidential Information. During the Term and forever thereafter, each Party shall maintain the confidentiality of the other Party’s Confidential Information and shall not sell, license, publish, display, distribute, disclose or otherwise make available such Confidential Information to any third Party nor use such Confidential Information except as authorized by this Agreement. Upon the expiration or termination of this Agreement, each Party shall return all of the Confidential Information of the other Party back to such Party. Notwithstanding the foregoing, the following information shall not be considered Confidential Information within the meaning of this Agreement, and therefore the above restrictions on use and disclosure of Confidential Information will not apply to any of the following information and neither Party shall be liable for disclosure or use of any of the following information: (a) information which was available to the public or was in the public domain at the time it was disclosed, or information which subsequently becomes publicly available or in the public domain through means other than through breach of the confidentiality provisions of this Agreement; (b) information shown by clear and convincing documentary evidence to be previously known or independently developed by the receiving Party prior to its receipt, or information otherwise known to the receiving Party at the time of receipt, or information acquired from a third party who is not in breach of an agreement to keep such information confidential; (c) information which the receiving Party at any time lawfully obtains without restriction on its use and disclosure; (d) information disclosed with the prior written consent of the disclosing Party; or (e) information publicly released, in the absence of a protective order or confidentiality agreement, in response to a subpoena, court order or other legal process.

7. Independent Contractor. Each Party is acting and performing as an independent contractor and nothing in this Agreement shall be deemed to create a joint venture or partnership between the Parties.

8. Miscellaneous.

8.1. Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and wholly performed in that jurisdiction. Notwithstanding the foregoing, the Parties hereby exclusively and irrevocably submit to, and waive any objection against, the exclusive jurisdiction and venue of any state or federal court sitting in San Diego County, California over any proceeding arising out of or relating to this Agreement.

8.2. Entire Agreement; Amendment. The terms and provisions contained in this Agreement constitute the entire understanding of the Parties with respect to the transactions and matters contemplated hereby and supersede all previous communications, representations, agreements and understandings relating to the subject matter hereof and shall also supersede any invoices or purchase orders of either Party. No agreement or understanding amending, supplementing or extending this Agreement shall be binding upon either Party unless it is in writing and signed by each Party.

8.3. Notices. Unless otherwise provided herein, any notice, report, payment or document to be given by one Party to the other will be in writing and will be deemed given when delivered personally or mailed by certified or registered mail, postage prepaid (such mailed notice to be effective on the date which is two (2) business days after the date of mailing), or sent by nationally recognized overnight courier (such notice sent by courier to be effective when actually delivered), or sent by telefax or electronic mail (such notice sent by telefax or electronic mail to be effective when sent, if confirmed by certified or registered mail or overnight courier as aforesaid) to the address designated to the other party from time to time.

8.4. Waiver. Except as otherwise expressly set forth herein, no provision of or right under this Agreement shall be deemed to have been waived by any act or acquiescence on the part of any Party, its agents or employees, except by an instrument in writing signed by an authorized officer of each Party hereto. No waiver by any Party of any breach of this Agreement by the other Party shall be effective as to any other breach, whether of the same or any other term or condition and whether occurring before or after the date of such waiver.

8.5. Assignment. Neither this Agreement, nor any rights under this Agreement, may be assigned or otherwise transferred by either Party, in whole or in part, whether voluntary, or by operation of law, without the prior written consent of the other Party; however, either Party may assign, without such consent, all its rights and obligations under this Agreement to a wholly owned subsidiary, or to an entity that succeeds to substantially all of the business or assets of such Party through merger, acquisition, or similar transaction provided the other Party is notified in writing of the transaction no later than five (5) calendar days prior to the consummation of the transaction. If an assignment by either Party is made pursuant to a merger, acquisition or similar transaction to a competitor of either Party, the other Party shall have the right to terminate this Agreement within thirty (30) days of such transaction. If the non-assigning Party fails to terminate within the time period provided above, this Agreement shall continue in full force and effect and shall inure to the benefit of the assignee.

8.6. Successors and Assigns. This Agreement shall bind and inure to the benefit of the Parties hereto and their respective successors and permitted assigns.

8.7. Severability. In the event any provision of this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other term or provision hereof. The Parties agree that they will negotiate in good faith or will permit a court to replace any provision hereof so held invalid, illegal or unenforceable with a valid provision which is as similar as possible in substance to the invalid, illegal or unenforceable provision.

8.8. Attorneys’ Fees. In the event that any dispute among the Parties to this Agreement should result in litigation, the prevailing Party in such dispute shall be entitled to recover from the losing Party all fees, costs and expenses of enforcing any right of such prevailing Party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys, which shall include, without limitation, all fees, costs and expenses of appeals.

8.9. Counterparts. This Agreement may be executed in multiple counterparts and by electronic signature, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

8.10. Further Assurances. Each Party covenants and agrees that, subsequent to the execution and delivery of this Agreement and without any additional consideration, it will execute and deliver any further legal instruments and perform any acts which are or may become reasonably necessary to effectuate the purposes of this Agreement.

IN WITNESS WHEREOF, this Agreement is hereby executed by the Parties hereto effective as of the date first set forth above.

HUMBL:

HUMBL, Inc.

By:
Brian Foote, CEO

Red Rock:

Red Rock Development Group, LLC

By:
Brian Innes, Manager

AMENDMENT TO DEVELOPMENT SERVICES AGREEMENT

This Amendment to Development Services Agreement (this “Amendment”) is entered into as of November 15, 2021, by and between HUMBL, Inc., a Delaware corporation (“HUMBL”), and Red Rock Development Group, LLC, an Arizona limited liability company (“Red Rock”).

HUMBL

A. and Red Rock are parties to that certain Development Services Agreement dated July 29, 2021 (the “Development Agreement”).

B. As result of a decline in HUMBL’s stock price, HUMBL and Red Rock have agreed, subject to the terms, conditions and understandings expressed in this Amendment, to increase the number of shares to be issued under the Development Agreement and revise the vesting schedule.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Recitals. Each of the parties hereto acknowledges and agrees that the recitals set forth above in this Amendment are true and accurate and are hereby incorporated into and made a part of this Amendment.

2. Amendment. Section 2 of the Development Agreement is hereby deleted in its entirety and replaced with the following:

“2. Share Issuance; Vesting. In consideration for the Services, HUMBL agrees to issue 5,000,000 shares of its common stock to Red Rock. The Shares will be subject to the following vesting schedule: (a) 2,500,000 of the Shares will vest on December 15, 2021; and (b) 2,500,000 of the Shares will vest on January 15, 2022. The applicable Shares will be deemed fully earned on the applicable vesting date.”

3. Other Terms Unchanged. The Development Agreement, as amended by this Amendment remains and continues in full force and effect, constitutes legal, valid, and binding obligations of each of the parties, and is in all respects agreed to, ratified, and confirmed. Any reference to the Development Agreement after the date of this Amendment is deemed to be a reference to the Development Agreement as amended by this Amendment. If there is a conflict between the terms of this Amendment and the Development Agreement, the terms of this Amendment shall control.

4. No Reliance. Red Rock acknowledges and agrees that neither HUMBL nor any of its officers, directors, representatives or agents has made any representations or warranties to Red Rock or any of its agents, representatives, officers, directors, members, managers or employees except as expressly set forth in this Amendment and, in making its decision to enter into the transactions contemplated by this Amendment, Red Rock is not relying on any representation, warranty, covenant or promise of HUMBL or its officers, directors, equity holders, agents or representatives other than as set forth in this Amendment.

5. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. The parties hereto confirm that any electronic copy of another party’s executed counterpart of this Amendment (or such party’s signature page thereof) will be deemed to be an executed original thereof.

6. Further Assurances. Each party shall do and perform or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment and the consummation of the transactions contemplated hereby.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth above.

HUMBL:

HUMBL, Inc.

By:
Brian Foote, CEO

RED ROCK:

Red Rock Development Group, LLC

By:
Brian Innes, Manager

AMENDMENT #2 TO DEVELOPMENT SERVICES AGREEMENT

This Amendment #2 to Development Services Agreement (this “Amendment”) is entered into as of December 30, 2021, by and between HUMBL, Inc., a Delaware corporation (“HUMBL”), and Red Rock Development Group, LLC, an Arizona limited liability company (“Red Rock”).

A. HUMBL and Red Rock are parties to that certain Development Services Agreement dated July 29, 2021 (the “Development Agreement”).

B. Red Rock has not yet completed some of the services under the Development Services that were anticipated to be completed by December 15, 2021, HUMBL and Red Rock have agreed, subject to the terms, conditions and understandings expressed in this Amendment, to revise the vesting schedule.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Recitals. Each of the parties hereto acknowledges and agrees that the recitals set forth above in this Amendment are true and accurate and are hereby incorporated into and made a part of this Amendment.

2. Amendment. Section 2 of the Development Agreement is hereby deleted in its entirety and replaced with the following:

“2. Share Issuance; Vesting. In consideration for the Services, HUMBL agrees to issue 5,000,000 shares of its common stock to Red Rock (the “Shares”). The Shares will vest on January 15, 2022 (the “Vesting Date”). Red Rock agrees that it will forfeit the Shares in the event this Agreement is terminated prior to the Vesting Date. The Shares will be deemed fully earned on the Vesting Date.”

3. Other Terms Unchanged. The Development Agreement, as amended by this Amendment remains and continues in full force and effect, constitutes legal, valid, and binding obligations of each of the parties, and is in all respects agreed to, ratified, and confirmed. Any reference to the Development Agreement after the date of this Amendment is deemed to be a reference to the Development Agreement as amended by this Amendment. If there is a conflict between the terms of this Amendment and the Development Agreement, the terms of this Amendment shall control.

4. No Reliance. Red Rock acknowledges and agrees that neither HUMBL nor any of its officers, directors, representatives or agents has made any representations or warranties to Red Rock or any of its agents, representatives, officers, directors, members, managers or employees except as expressly set forth in this Amendment and, in making its decision to enter into the transactions contemplated by this Amendment, Red Rock is not relying on any representation, warranty, covenant or promise of HUMBL or its officers, directors, equity holders, agents or representatives other than as set forth in this Amendment.

5. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. The parties hereto confirm that any electronic copy of another party’s executed counterpart of this Amendment (or such party’s signature page thereof) will be deemed to be an executed original thereof.

6. Further Assurances. Each party shall do and perform or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment and the consummation of the transactions contemplated hereby.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth above.

HUMBL:

HUMBL, Inc.

By:
Brian Foote, CEO

RED ROCK:

Red Rock Development Group, LLC

By:
Brian Innes, Manager

AMENDMENT #3 TO DEVELOPMENT SERVICES AGREEMENT

This Amendment #3 to Development Services Agreement (this “Amendment”) is entered into effective as of February 12, 2022, by and between HUMBL, Inc., a Delaware corporation (“HUMBL”), and Red Rock Development Group, LLC, an Arizona limited liability company (“Red Rock”).

C. HUMBL and Red Rock are parties to that certain Development Services Agreement dated July 29, 2021 (the “Development Agreement”).

D. As result of a decline in HUMBL’s stock price, HUMBL and Red Rock have agreed, subject to the terms, conditions and understandings expressed in this Amendment, to increase the number of shares to be issued under the Development Agreement and revise the vesting schedule.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Recitals. Each of the parties hereto acknowledges and agrees that the recitals set forth above in this Amendment are true and accurate and are hereby incorporated into and made a part of this Amendment.

2. Amendment. Section 2 of the Development Agreement is hereby deleted in its entirety and replaced with the following:

“2. Share Issuance; Vesting. In consideration for the Services, HUMBL agrees to issue 10,000,000 shares of its common stock to Red Rock. The Shares will vest on April 15, 2022. The Shares will be deemed fully earned on the applicable vesting date.”

3. Other Terms Unchanged. The Development Agreement, as amended by this Amendment remains and continues in full force and effect, constitutes legal, valid, and binding obligations of each of the parties, and is in all respects agreed to, ratified, and confirmed. Any reference to the Development Agreement after the date of this Amendment is deemed to be a reference to the Development Agreement as amended by this Amendment. If there is a conflict between the terms of this Amendment and the Development Agreement, the terms of this Amendment shall control.

4. No Reliance. Red Rock acknowledges and agrees that neither HUMBL nor any of its officers, directors, representatives or agents has made any representations or warranties to Red Rock or any of its agents, representatives, officers, directors, members, managers or employees except as expressly set forth in this Amendment and, in making its decision to enter into the transactions contemplated by this Amendment, Red Rock is not relying on any representation, warranty, covenant or promise of HUMBL or its officers, directors, equity holders, agents or representatives other than as set forth in this Amendment.

5. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. The parties hereto confirm that any electronic copy of another party’s executed counterpart of this Amendment (or such party’s signature page thereof) will be deemed to be an executed original thereof.

6. Further Assurances. Each party shall do and perform or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment and the consummation of the transactions contemplated hereby.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth above.

HUMBL:

HUMBL, Inc.

By:
Brian Foote, CEO

RED ROCK:

Red Rock Development Group, LLC

By:
Brian Innes, Manager